

TONIX PHARMACEUTICALS

TNX-801 MPOX

A LIVE, ATTENUATED, MINIMALLY REPLICATIVE, MPOX VACCINE CANDIDATE

Zeil Rosenberg MD, MPH
Executive Vice President

World Vaccine Congress-Europe
October 2024

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID-19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the "SEC") on April 1, 2024, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

TONIX PHARMACEUTICALS

In 1796, Jenner Successfully Used Vaccination to Protect Against Smallpox

Jenner believed "vaccinia" was spread from horses to cows by farriers

Next Gen sequencing shows horsepox was used as a vaccine in 19th century

- **Skin reaction called "take" also described first by Jenner**




Solid MN
Coated MN
Dissolving MN
Hollow MN
stratum corneum
viable epidermis
dermis
A
B

Microneedle Array Patch (MAP)

Take



- **Biomarker of protection**[2]
- **Measure of T cell immunity**

[1] Fulginiti VA, et al. *Clin Infect Dis*. 2003;37(2):241-250.
[2] Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=3276
Kim et al Advanced Dru Delivery Reviews 64(14)2012 1457-1568

TONIX PHARMACEUTICALS

ILLUSTRATIVE SAFETY SPECTRUM OF POX-BASED VACCINE VECTORS OPTIMIZING LIVE VIRUS VACCINES



Non-replicating vaccines
Minimally replicating vaccines
Robustly replicating vaccines
MVA
Canarypox
Fowlpox
Live horsepox, Recombinant Poxvirus Vaccine (RPV platform)
20th Century smallpox vaccines
Dryvax
Lister
TianTan
Copenhagen
Tashkent
Tolerability
Reactogenicity
~1 death per million
~10 deaths per million

	Non-replicating vaccines	Minimally replicating vaccines		Robustly replicating vaccines
# of doses	Two	Single-dose		Single-dose
Durability of protection	Waning	Long		Decades
Transgene expression	Poor	Robust		Robust

TONIX PHARMACEUTICALS

EPIDEMIC CURVE OF WEEKLY REPORTED CONFIRMED MPOX CASES IN AFRICA JANUARY 1- OCTOBER 6, 2024



Number of cases
500
400
300
200
100
0
29 Dec 2023
14 Feb 2024
01 Apr 2024
18 May 2024
04 Jul 2024
20 Aug 2024
06 Oct 2024
Democratic Republic of the Congo
Burundi
Other Africa
Date of notification

*Bracket indicates potential reporting delays in recent weeks of reporting

Adapted from Mutli-country outbreak of Mpox, external situation report #40. World Health Organization. Updated October 13, 2024. Accessed October 22, 2024. https://www.who.int/publications/m/item/multi-country-outbreak-of-mpox--external-situation-report-40--13-october-2024.

MPOX VACCINE LANDSCAPE

Vaccine	Company	Phase	Presentation	Comment
TNX-801*	Tonix	Pre-IND written response from FDA in Aug 2023	Single dose: Microneedle patch	Minimally replicating live virus May block forward transmission Expected thermostability Expected long durability (decades) Increased accessibility (patch)
MVA-BN	Bavarian Nordic	FDA Approved	Two dose IM	Waning antibody (6-12 months)[1] High Cost Limited manufacturing Refrigeration required
ACAM2000	Emergent	FDA Approved No WHO EUL	Single dose: Bifurcated needle	Robustly replicating live virus Hx of associated myopericarditis[2] Unlikely broad use
LC16m8	KM Biologics/ Japan	Approved Japan No WHO EUL	Single dose: Bifurcated needle	Virus reversion risk Application not approved by FDA Limited manufacturing

*TNX-801 is in the pre-IND stage of development and has not been approved for any indication [1]Collier AT, et al. *JAMA* (2024)
[2]Shrestha AB et al. *Annals of Medicine & Surgery(London)(2023)*

TONIX PHARMACEUTICALS

RING VACCINATION (SURVEILLANCE-CONTAINMENT)

- Aggressive case-finding followed by vaccination of all known and possible contacts to seal off outbreak from rest of population.
- Used during smallpox eradication campaign first in Nigeria, led to the disappearance of smallpox in Nigeria although population coverage was <50%.[1,2]
- Low likelihood of success with a two-dose strategy due to population movement, drop-out, etc.


WORLD NEWS
THE MAGAZINE OF THE WORLD HEALTH ORGANISATION · MAY 1980
SMALLPOX IS DEAD!

[1] Belangia (2002) *Clin Med Res. April;(1):87-92*
[2] Fenner et al . *(1982) Smallpox and Its Eradication. WHO: Geneva.*

U.S. NATIONAL ACADEMIES OF SCIENCE
RECOMMEND SINGLE DOSE ORTHOPOX VIRUS VACCINES BE DEVELOPED


NATIONAL ACADEMIES
Future State of Smallpox Medical Countermeasures
Consensus Study Report

(2-2) Smallpox vaccines that have improved safety across different population subgroups and are available as a single dose would support faster and more effective response to contain smallpox and other orthopoxvirus outbreaks. The development of novel smallpox vaccines using multi-vaccine platforms (i.e., use common vaccine vectors, manufacturing ingredients, and processes) would improve the capacity for rapid vaccine production in response to a smallpox event and reduce the need for stockpiling in the SNS at current levels.

TONIX PHARMACEUTICALS

8

WHO SAGE TARGET PRODUCT PROFILE (TPP)MPOX VACCINE

Vaccine characteristic	Preferred	Critical or Minimal[2]
Indication for use	People at risk of exposure to monkeypox virus in an outbreak: Prevention of mpox disease People exposed to monkeypox virus: Prevention of mpox disease and reduction of severe mpox disease. Prevention of mpox disease transmission	People at risk of exposure to monkeypox virus in an outbreak: Prevention of mpox disease People exposed to monkeypox virus: Prevention of mpox disease and/or reduction of severe mpox disease
Contraindication	Minor (e.g., hypersensitivity or linked to specific adverse events).	Limited contraindications may include severely immunocompromised patients
Target population	Adults, children, and infants Data to support administration to special populations such as those who are pregnant, lactating, or immunocompromised	Adults
Safety/Reactogenicity	Minimal reactogenicity No serious ADRs	Up to mild-moderate reactogenicity Serious adverse events occurring only in rare circumstances
Measures of Efficacy	Efficacy point estimate >90% Direct evidence of efficacy against disease caused by relevant monkeypox clades, preferably generated through randomized clinical trials	Efficacy point estimate >60% Animal studies, immune responses[3], and/or observational data supporting efficacy against mpox Additionally strong evidence of efficacy against smallpox if available would be supportive
Dose regimen	Single dose	Two or fewer doses for primary regimen Boosters are acceptable

WHO Target Product Profiles for mpox Vaccines, Version 1, August 16, 2024

TONIX PHARMACEUTICALS

viruses

MDPI

Article

Single Dose of Recombinant Chimeric Horsepox Virus (TNX-801) Vaccination Protects Macaques from Lethal Monkeypox Challenge

Ryan S. Noyce [1], Landon W. Westfall [2,†], Siobhan Fogarty [3], Karen Gilbert [2], Onesmo Mpanju [4], Helen Stillwell [3,‡], José Esparza [5], Bruce Daugherty [3], Fusataka Koide [2], David H. Evans [1] and Seth Lederman [3,*]

Noyce et al 2023 Viruses Jan 26;15(2):356

IMMUNOGENICITY AND EFFICACY IN NHP – STUDY DESIGN

Vaccination					Challenge		
Group	Vaccine	N	Dose (Log_{10} PFU)	Route	*Virus*	*Dose (Log_{10} PFU)*	*Route*
1	TNX-801 (High)	4	6.6	Percutaneous	*MPXV Clade I*	*5.0*	*IT*
2	TNX-801 (Low)	4	5.7	Percutaneous			
3	rVACV*	4	5.0	Percutaneous			
4	Mock	4	-	Percutaneous			

*rVACV = Synthetic vaccinia virus (VACV) similar to ACAM2000 (FDA approved smallpox and mpox vaccine)
Noyce RS, Lederman, Evans et al. 2018 PloS ONE 13 e188453



Scarification
Cynomolgus monkey
Vaccination
Challenge MPXV (IT Route)
0
60
88
Days Post-Vaccination
Days Post-Challenge

TONIX PHARMACEUTICALS

IMMUNOGENICITY: NEUTRALIZING ANTIBODY ($PRNT_{50}$ ASSAY)



640
160
40
10
PRNT50 Titer
3
28
56
60
Days Post Vaccination
TNX-801 (HD)
TNX-801 (LD)
rVACV
Mock

100% Seroconversion and 88% of TNX-801 vaccinated NHPs had neutralizing antibody responses 8- to 50-fold from baseline

Noyce et al 2023 Viruses Jan 26;15(2):356

TONIX PHARMACEUTICALS

CLINICAL SIGNS (LESIONS) AFTER MPXV CHALLENGE



TNX-801 High Dose
lesion counts
250
200
150
100
50
0
16544
16545
16572
16573
0
7
14
21
28
Days post MPXV challenge
TNX-801 Low Dose
16546
16549
16574
16575
rVACV
16550
16576
16579
Mock
16553
16554
16580
16581
TNX-801 (HD)
TNX-801 (LD)
rVACV
Mock

No lesions observed after MPXV challenge in any of the vaccinated animals

[1]Noyce RS, et al. *Viruses*. 2023 Jan 26;15(2):356. doi: 10.3390/v15020356. PMID: 36851570; PMCID: PMC9965234.

TONIX PHARMACEUTICALS

CLINICAL DISEASE: LETHALITY



Percent Survival
100
75
50
25
0
0 3 6 9 12 15 18 21 24 27 30
Time (dpi)
TNX-801 (High)
TNX-801 (Low)
rVACV
Mock

100% survival in TNX-801 vaccinated animals

Noyce et al 2023 Viruses Jan 26;15(2):356

TONIX PHARMACEUTICALS

AMERICAN SOCIETY FOR MICROBIOLOGY | mSphere

Check for updates

| Biotechnology | Research Article

Recombinant chimeric Horsepox virus (TNX-801) is attenuated relative to Vaccinia virus strains in both *in vitro* and *in vivo* models

Stephanie V. Trefry,[1] Mayanka Awasthi,[1] Christy N. Raney,[1] Amy L. Cregger,[1] Chase A. Gonzales,[1] Brittney L. Layton,[1] Robert N. Enamorado,[1] Nelson A. Martinez,[1] Deborah S. Gohegan,[1] Masoudeh Masoud-Bahnamiri,[1] Jennifer Y. Cho,[1] Dawn M. Myscofski,[1] Tinoush Moulaei,[1] Natasza E. Ziółkowska,[1] Scott J. Goebel,[1] Seth Lederman,[1] Sina Bavari,[1] Farooq Nasar[1]

Accepted, publication in press

TNX-801 IS 10-TO-1,000-FOLD LESS VIRULENT THAN "MODERN" VACCINIA


Attenuation of TNX-801 relative to VACV strains
In Vitro Characterization
In Vivo Characterization
Plaque Phenotype
Multi-Step Growth Kinetics
Susceptibility Studies
C57BL/6 ifnar-/-
C57BL/6 ifngr-/-
C57BL/6 ifnar-/-ifngr-/-
TNX-801: Small plaque phenotype
TNX-801: >10- to 100-fold attenuated
TNX-801: >10- to 1,000-fold attenuated

Trefry S et al mSphere 2024 (in press)

TNX-801 PLAQUE PHENOTYPE IN BSC-40 CELLS


VACV-WR
VACV-IHD
VACV-Lis
VACV-NYCBH
TNX-801
MVA
1 dpi
2 dpi
3 dpi
4 dpi

Trefry S et al mSphere 2024 (in press)

TNX-801 MINIMALLY REPLICATIVE: KINETICS IN PRIMARY HUMAN CELLS (DERMAL TRACT)

Plaque Assay


Melanocytes
VACV-WR
VACV-IHD
VACV-Lis
VACV-NYCBH
TNX-801
MVA
Titer (log_{10} PFU/mL)
0 1 2 3 4 5 6 7 8 9 10
0 12 24 36 48 60 72 84 96
Time (hpi)
Dermal
Titer (log_{10} PFU/mL)
0 1 2 3 4 5 6 7 8 9 10
0 12 24 36 48 60 72 84 96
Time (hpi)

Trefry S et al mSphere 2024 (in press)

TNX-801: *~30- to 120-fold* more attenuated than VACV based vaccines

Trefry S et al mSphere 2024 (in press)

TNX-801 CHARACTERIZATION IN IMMUNOCOMPROMISED MOUSE MODEL C57BL/6 *Ifnar* $^{-/-}$/*Ifngr* $^{-/-}$



Disease Score
VACV-WR
VACV-IHD, -Lis, -NYC
TNX-801/Mock
Disease Score
Time (dpi)
Temperature
ΔTemperature (°F)
*p ≤0.0006
*p ≤0.003

TNX-801 infection did not produce any clinical disease

Trefry S et al mSphere 2024 (in press)

TONIX PHARMACEUTICALS

TNX-801 CHARACTERIZATION IN IMMUNOCOMPROMISED MOUSE MODEL
C57BL/6 *Ifnar* $^{-/-}$/*Ifngr* $^{-/-}$



Weight Loss
Percent Weight Loss
Time (dpi)
*p ≤0.03
*p ≤0.03
Survival
Percent Survival
Time (dpi)
*p <0.0001
*p <0.0001

TNX-801 infection did not produce any clinical disease

Trefry S et al mSphere 2024 (in press)

TNX-801 AT 100-FOLD HIGHER DOSE IS UNABLE TO CAUSE DISSEMINATED INFECTION



C57BL/6 ifnar-/-ifngr-/-
VACV-IHD (5.9 log10 PFU)
VACV-NYCBH (5.8 log10 PFU)
TNX-801 (7.9 log10 PFU)
Route: IN
Collect: Lung, Serum, Spleen, Brain
0
1 n = 5
2 n = 5
4 n = 5
Lung
*p <0.02
Titer (log10 PFU/g)
Time (dpi)
Serum
*p <0.003
Titer (log10 PFU/mL)
Time (dpi)
Spleen
*p <0.00009
Titer (log10 PFU/Spleen)
Time (dpi)
Brain
Titer (log10 PFU/g)
Time (dpi)

Trefry S et al mSphere 2024 (in press)

PREFERRED WHO SITE LOCATION PHASE 1: AFRICA

Meeting summary: Vaccine Gaps Panel Discussion

- **effectiveness** studies, modifiers: HIV, malnutrition, other infections; Data on post-exposure efficacy. Fractional dosing, single dose efficacy. Clade-specific data
- Collection of real world **safety** data via active surveillance, using standardized definitions.
- Data to support vaccine use in **special populations** esp. where data aren't yet available e.g., peds, IC, pregnancy. Correlates of protection data to support other decisions
- Strategies: randomized deployment (e.g., 1 vs 2 doses, IM vs ID), test negative, vaccination registries to do appropriate follow-up, ring vaccination immediate vs. delayed., immunobridging
- Implementation:
  - Phase I studies should be done in Africa.
  - Use existing platforms & consortia.
  - Need for coordinated large studies, not lots of small studies (Africa is the only place to study multiple clades).

AfricaCDC Centres for Disease Control | World Health Organization | CEPI | NIH National Institute of Allergy and Infectious Diseases | World Health Organization

A coordinated research roadmap - Mpox virus: Immediate research next steps to contribute to control the outbreak Aug 29-30 2024 WHO/CEPI/NIH/Africa CDC

TONIX PHARMACEUTICALS

Agreement with KEMRI in Process to Jointly Develop Early-Stage Clinical Trials for TNX-801 in Kenya

